Exhibit 10.12
COMPOSITE VERSION:
reflects all amendments through November 5, 2009
AMENDED PLEDGE AGREEMENT
     This AMENDED PLEDGE AGREEMENT (this “Pledge Agreement”) is entered into as of July 27, 2009, by and among (i) CapitalSource Inc., a Delaware corporation (“Initial Borrower”), (ii) the direct and indirect Subsidiaries of the Initial Borrower listed on Part A of Schedule 1(a) attached hereto and any other Subsidiary of the Initial Borrower that becomes a guarantor under the Credit Agreement referred to below (collectively, the “Guarantors” and such parties, together with Initial Borrower, each individually a “Pledgor” and collectively, the “Pledgors”), (iii) Wachovia Bank, National Association, in its capacity as Collateral Agent under the Intercreditor Agreement referred to below (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below), (iv) Wells Fargo Bank, National Association (“Wells Fargo”) in its capacity as Collateral Custodian for the Collateral Agent and (v) CapitalSource Finance LLC in its capacity as Servicer (as defined below).
RECITALS
     WHEREAS, the Pledgors (other than CapitalSource International Inc. (“CS International”)) are party to that certain Credit Agreement dated as of March 14, 2006 (as amended, modified, extended, renewed, restated, replaced or Refinanced (as defined in the Intercreditor Agreement) from time to time, the “Credit Agreement”), among certain Pledgors, the several banks and other financial institutions as may from time to time become parties thereto (the “Lenders”) and Wachovia Bank, National Association, as the Administrative Agent (the “Administrative Agent”);
     WHEREAS, the Pledgors other than the Initial Borrower and CS International have, pursuant to the Credit Agreement, unconditionally guaranteed the Credit Agreement Obligations (as defined below);
     WHEREAS, the Initial Borrower and CS International (the “CSF Guarantors”) have, pursuant to that certain Guaranty Agreement, dated as of December 20, 2006 (the “CSF Guaranty”), among the CSF Guarantors and the Administrative Agent, unconditionally guaranteed the Guaranteed Obligations (as defined in the CSF Guaranty);
     WHEREAS, the Pledgors have, pursuant to that certain Pledge Agreement, dated as of December 23, 2008, as amended on July 10, 2009 and as supplemented through the date hereof (the “Original Pledge Agreement”), by the Pledgors in favor of the Administrative Agent for the ratable benefit of the Lenders, granted to the Administrative Agent a security interest in the Pledged Collateral (as defined below), and the Administrative Agent appointed Wells Fargo as Collateral Custodian to hold such Pledged Collateral for the benefit of the Administrative Agent;
     WHEREAS, the Initial Borrower has issued its 12.75% First Priority Senior Secured Notes due 2014 in an initial aggregate principal amount of $300,000,000 pursuant to an Indenture dated as of July 27, 2009 (as the same may be amended, supplemented, modified, extended, renewed, restated, replaced or Refinanced from time to time, the “Indenture”) which provides for the issuance by the Initial Borrower of its 12.75% First Priority Senior Secured Notes due 2014 in one or more series (all notes issued from time to time pursuant to the Indenture, as the same may be amended, supplemented, modified, extended, renewed, restated, replaced or Refinanced from time to time, the “Senior Secured Notes”) and in connection with any such issuance, certain Pledgors listed on Part B of Schedule 1(a) (as the same may be amended, substituted or replaced from time to time) (each a “SN Note Obligor”) have issued and/or may issue to the Initial Borrower promissory notes (each such note issued from time to time, as the same may be amended, supplemented or otherwise modified from time to time, a “SN

Intercompany Note”) each in a principal amount up to aggregate principal amount of the outstanding Senior Secured Notes that is secured by such SN Note Obligor’s Specified Collateral (as defined below);
     WHEREAS, all SN Intercompany Notes, upon issuance, are to be pledged, and all of the Initial Borrower’s rights, title and interest in (i) this Pledge Agreement, (ii) an Amended Security Agreement dated as of July 27, 2009 among the Initial Borrower, other Pledgors listed therein and the Collateral Agent, and (iii) certain other collateral documents, shall be collaterally assigned, pursuant to a Pledge and Collateral Assignment Agreement dated as of July 27, 2009 between the Initial Borrower and the Trustee under the Indenture (the “Note Trustee”) (as the same may be amended, supplemented or otherwise modified from time to time, the “Pledge and Assignment”), by the Initial Borrower to the Note Trustee as security for the Initial Borrower’s obligations in respect of the Senior Secured Notes;
     WHEREAS, the Pledgors have entered into that certain Amendment No. 8 to Credit Agreement, dated as of July 10, 2009 (“Amendment No. 8”), pursuant to which the Administrative Agent and the Lenders have agreed to permit the issuance of certain Senior Secured Notes;
     WHEREAS, the Collateral Agent, the Administrative Agent, as Authorized Representative (as defined in the Intercreditor Agreement) under the Credit Agreement, and the Note Trustee, as Authorized Representative under the Indenture, have entered into an Intercreditor Agreement dated as of July 27, 2009 (as the same may be amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), consented to by each Pledgor, that provides that the Credit Agreement Secured Parties (as defined below) and the Notes Secured Parties (as defined below) (other than the Initial Borrower), during the continuance of an Event of Default, will share with each other any proceeds realized by them in excess of their pro rata share (as described in the Intercreditor Agreement) of any of the Shared Collateral (as defined therein);
     WHEREAS, each Pledgor acknowledges that it has and will continue to derive substantial direct and indirect benefit from the Extensions of Credit under the Credit Agreement and will derive substantial direct and indirect benefit from the issuance of the Senior Secured Notes;
     WHEREAS, in connection with the transactions and agreements contained in and contemplated by Amendment No. 8, the Intercreditor Agreement, and the issuance of the Senior Secured Notes, the Pledgors, the Administrative Agent, the Collateral Custodian and the Servicer have agreed to amend the terms and provisions of the Original Pledge Agreement to be in favor of the Collateral Agent for the ratable benefit of the Secured Parties (as defined below) to: (i) (w) in the case of the Pledgors other than CS International, secure the payment and performance of all of the Credit Agreement Obligations, (x) in the case of CS International, secure the payment and performance of all of the Guaranteed Obligations, (y) in the case of the Pledgors (other than any SN Note Obligor), secure the payment and performance of all of the Note Obligations, and (z) in the case of the SN Note Obligors, secure the payment and performance of all of the SN Intercompany Notes Obligations and (ii) to appoint Wells Fargo as Collateral Custodian with respect to the Pledged Collateral held by it for the benefit of the Collateral Agent as collateral agent for the Secured Parties;
     WHEREAS, CapitalSource Finance LLC as Servicer performs servicing functions with respect to certain Pledged Collateral; and
     WHEREAS, it is a condition precedent to the issuance of the Senior Secured Notes that Wells Fargo shall have executed and delivered this amended Pledge Agreement as Collateral Custodian and CapitalSource Finance LLC shall have executed and delivered this amended Pledge Agreement as Servicer.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Original Pledge Agreement as follows:
     1. (a) Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Intercreditor Agreement, and to the extent not defined therein, the Credit Agreement, or, if not defined therein, in the UCC. The following terms shall have the following meanings:
     “2007-A” shall have the meaning set forth in Section 10(h).
     “Administrative Agent” shall have the meaning set forth in the recitals.
     “Asset Checklist” shall mean an electronic list of loan documents delivered by or on behalf of any Pledgor to the Collateral Agent and the Collateral Custodian (with respect to Custodian Pledged Collateral) that identifies each of the items contained in the related Asset File, as amended from time to time.
     “Asset Files” shall mean with respect to any Asset and Related Security pursuant to clauses (a) and (b) of the definition thereof, copies of each of the Required Asset Documents and duly executed originals (to the extent required by the Credit and Collection Policy) and copies of any other Records relating to such Asset and Related Security.
     “Asset List” shall mean the Asset List provided by the Pledgors to the Collateral Agent and the Collateral Custodian (with respect to the portion of the Asset List listing Custodian Pledged Collateral), attached hereto as Schedule 2(a), as such list may be amended, supplemented or modified from time to time.
     “Assets” shall mean Loans, individually or collectively, as the context requires.
     “Assigned Loan” shall mean a Loan originated by a Person other than a Subsidiary of the Initial Borrower and in which a constant percentage has been assigned to any Pledgor in accordance with the Credit and Collection Policy.
     “Assignment of Mortgage” shall mean, as to each Loan secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage or similar security instrument and all other documents related to such Loan and to the applicable Pledgor and to grant a perfected lien thereon by the applicable Pledgor in favor of the Collateral Agent, on behalf of the Secured Parties, each such Assignment of Mortgage to be substantially in the form of Exhibit 1 hereto.
     “Available Assets Collateral” shall mean all assets described in clause (ii) of Section 2(b) relating to Available Assets (as defined in the Credit Agreement) and described in clauses (a) through (d) of the definition thereof, and all products and proceeds thereof of the type described in Sections 2(b)(iii) and (iv); provided, however, from and after the Credit Agreement Termination Date, “Available Assets Collateral” shall mean all assets which qualify as Available Assets Collateral as determined by reference to the Credit Agreement as in effect on the date hereof, as the same may be amended, modified or otherwise supplemented from time to time, provided that such amendment, modification or supplement (x) is made in good faith by the parties thereto and in accordance with the terms of the Credit Agreement, and (y) is not made immediately prior to or in contemplation of any repayment, refinancing, restructuring, extension, exchange or replacement of any indebtedness under the Credit Agreement.
     “Collateral Agent” shall have the meaning set forth in the preamble.
     “Collateral Agent Resignation Event” shall mean the occurrence of each of the following: (i) the Administrative Agent shall have resigned or been removed as Collateral Agent pursuant to Section 4.06 of the Intercreditor Agreement and (ii) the Credit Agreement Obligations have been paid in full and the Commitments under the Credit Agreement have been terminated without being Refinanced.
     “Collateral Custodian” shall mean Wells Fargo, not in its individual capacity, but solely as Collateral Custodian, its successor in interest pursuant to Section 5(c) or such Person as shall have been appointed Collateral Custodian pursuant to Section 5(e).
     “Collateral Custodian Fee” shall have the meaning set forth in Section 5(d).
     “Collateral Custodian Termination Notice” shall have the meaning set forth in Section 5(e).
     “Collateral Restrictions” shall have the meaning set forth in Section 7(j).
     “Control” shall have the meaning assigned to such term in Section 8-106 of the UCC.
     “Core Collateral” shall mean that portion of the Pledged Collateral not constituting Residual Collateral.
     “Credit Agreement” shall have the meaning set forth in the recitals.
     “Credit Agreement Obligations” means all debts, liabilities and obligations for monetary amounts (including, but not limited to, all Credit Party Obligations), owing by any Pledgor to the Lenders and the Administrative Agent whenever arising, or any of their assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties of any Pledgor regarding such amounts, of any kind or nature, present or future, arising under or in respect of any Credit Document, whether or not evidenced by any separate note, agreement or other instrument. The term Credit Agreement Obligations includes, without limitation, all interest (including interest that accrues after the commencement against any Pledgor of any action under the Bankruptcy Code), prepayment penalties or premiums, liquidated damages, fees, expenses, costs, indemnities, or other sums (including reasonable attorney costs) chargeable to a Pledgor under the Credit Documents. Subject to compliance with Section 38 hereof, for purposes of this definition “Credit Agreement Obligations” shall also include any Refinanced Credit Agreement Obligations.
     “Credit Agreement Secured Parties” means the Lenders (including the Swingline Lender and the Issuing Lender) and the Administrative Agent.
     “Credit Agreement Termination Date” means the date on which the Credit Agreement Obligations have been paid in full and the Commitments under the Credit Agreement have been terminated without having been Refinanced.
     “Credit and Collection Policy” shall mean the written credit policies and procedures manual of the applicable Pledgors and the Servicer in the form provided to the Collateral Agent pursuant to Section 4.26 of the Credit Agreement, as it may be as amended or supplemented from time to time.

     “CS International” shall have the meaning set forth in the recitals.
     “Custodian Pledged Collateral” shall mean any Core Collateral held by a Pledgor that (i) constitutes Available Assets (as defined in the Credit Agreement) pursuant to clauses (a), (b), (c) and (d) (in the case of clauses (c) and (d), only to the extent that any such Collateral constitutes certificated securities) of the definition thereof or (ii) constitutes Capital Stock of a Material Pledged Subsidiary; provided, however, from and after the Credit Agreement Termination Date, “Custodian Pledged Collateral” shall mean all assets which qualify as Custodian Pledged Collateral as determined by reference to the Credit Agreement as in effect on the date hereof, as the same may be amended, modified or otherwise supplemented from time to time, provided that such amendment, modification or supplement (x) is made in good faith by the parties thereto and in accordance with the terms of the Credit Agreement, and (y) is not made immediately prior to or in contemplation of any repayment, refinancing, restructuring, extension, exchange or replacement of any indebtedness under the Credit Agreement.
     “Entitlement Order” shall have the meaning assigned to such term in Section 8-102 of the UCC.
     “Event of Default” shall have the meaning set forth in Section 15.
     “Excluded Collateral” shall mean the following: (a) Capital Stock of the Initial Borrower held as treasury stock; (b) Margin Stock (other than any shares of Capital Stock of the Healthcare REIT listed on a U.S. national securities exchange or the NASDAQ Stock Market and which are held by a Pledgor); (c) any lease, license, permit, contract or agreement or any property or assets subject to any lease, license, permit, contract or agreement, if and for so long as a grant of a Lien thereon under the Secured Credit Documents shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Pledgor or Subsidiary therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, permit or agreement (other than (x) to the extent that there would be no abandonment, invalidation, unenforceability, breach or termination with the consent of, or by the taking of any action solely by, any Pledgor or any of their respective Affiliates that does not involve obtaining the consent or approval of any third party or (y) to the extent that any such term would be rendered ineffective pursuant to the UCC (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408, or 9-409 of the UCC) of any relevant jurisdiction or other Applicable Law including Insolvency Law (at such time as it may be applicable), or principles of equity), provided that such lease, license, contract, permit or agreement was not entered into in violation of the restrictions set forth in Section 5.36 of the Credit Agreement or Section 4.08 of the Indenture; (d) any fixed or capital asset that is subject to a Permitted Lien (as defined in clause (vii) of the definition of “Permitted Lien” in the Credit Agreement) and so long as the contractual obligation pursuant to which such Lien is granted (or in the document providing for such capital lease) prohibits or requires the consent of any Person (other than the Initial Borrower and its Affiliates) as a condition to the creation of any other Lien on such asset; and (e) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed); provided, however, the term “Excluded Collateral” shall not include any proceeds, products, substitutions or replacements of Excluded Collateral (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Collateral).
     “Excluded Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary (other than any fiscally transparent Subsidiary that is not otherwise owned by an Excluded Foreign Subsidiary).
     “Excluded Foreign Subsidiary Voting Stock” shall mean the voting Capital Stock of any Excluded Foreign Subsidiary. For the purposes of this definition, “voting Capital Stock” means, with respect to any issuer, the issued and outstanding shares of each class of Capital Stock of such issuer entitled to vote (within the meaning of United States Treasury Regulations § 1.956—2(c)(2)).

     “Funding III” shall have the meaning set forth in Section 10(h).
     “Funding VII” shall have the meaning set forth in Section 10(h).
     “Guarantor” shall have the meaning set forth in preamble.
     “Indenture” shall have the meaning set forth in the recitals.
     “Indenture Documents” means the Indenture, the Senior Secured Notes and the Guarantees (as defined in the Indenture) endorsed thereon, the Registration Rights Agreement (as defined in the Indenture), the Security Agreement, the Pledge Agreement and the Pledge and Assignment (including any documents with respect to a Refinancing of such indebtedness).
     “Initial Borrower” shall have the meaning set forth in preamble.
     “Insurance Policy” shall mean with respect to any Asset, an insurance policy covering liability and physical damage to or loss of the Related Property.
     “Intercreditor Agreement” shall have the meaning set forth in the recitals.
     “Lender” or “Lenders” shall have the meaning set forth in the recitals.
     “Loan” shall mean any loan that is identified on an Asset List, which loan includes, without limitation, (i) the Required Asset Documents and Asset File, and (ii) all right, title and interest of any Pledgor in and to the loan, any Related Property and any contract rights associated with such loan.
     “Loan Register” shall mean a register maintained by the Servicer with respect each Noteless Loan on which the Servicer records (v) the name of the Obligor, (w) the identification number of such Loan, (x) the date of origination of such Loan, (y) the maturity date of such Loan and (z) the commitment amount that is attributable to the Pledged Collateral.
     “Material Pledged Subsidiary” shall mean (a) CHR and CapitalSource Bank, in each case, unless released by the Collateral Agent in accordance with the Credit Agreement, the Indenture and the Intercreditor Agreement and (b) each Subsidiary of a Pledgor that from time to time is:
     (i) a Credit Party,
     (ii) a Domestic Securitization Note Subsidiary which owns any CapitalSource Securitization Note included in Available Assets; and
     (iii) a Subsidiary which either (i) is the Domestic Real Property Subsidiary referenced in clause (e) of the definition of Available Assets with respect to any Real Property Owned that is included in the calculation of Available Assets pursuant to such clause (e); (ii) is the Tier 1 Intermediate Holdco referenced in clause (f) of the definition of Available Assets with respect to any Real Property Owned that is included in the calculation of Available Assets pursuant to such clause (f), or (iii) is the Tier 2 Intermediate Holdco referenced in clause (g) of the definition of Available Assets with respect to any Real Property Owned that is included in the calculation of Available Assets pursuant to such clause (g).
provided, however, from and after the Credit Agreement Termination Date, “Material Pledged Subsidiary” shall mean each Subsidiary which qualifies as a Material Pledged Subsidiary as determined by reference to the Credit Agreement as in effect on the date hereof, as the same may be amended, modified or otherwise supplemented from time to time, provided that such amendment, modification or supplement (x) is made in good faith by the parties thereto and in accordance with the terms of the Credit Agreement, and (y) is not made immediately prior to or in contemplation of any repayment, refinancing, restructuring, extension, exchange or replacement of any indebtedness under the Credit Agreement.
     “Material Pledged Subsidiary Capital Stock” means the Subsidiary Capital Stock of each Material Pledged Subsidiary.
     “Mortgage” means the mortgage, deed of trust or other instrument creating a first or second Lien on an interest in real property securing a Loan, including any assignment of leases and rents related thereto.
     “Note Obligations” means all debts, liabilities and obligations for monetary amounts owing by any Pledgor (other than any SN Note Obligor) to the Holders and the Note Trustee, whenever arising, or any of their assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties of any Pledgor (other than any SN Note Obligor) regarding such amounts, of any kind or nature, present or future, arising under or in respect of any of the Indenture, the Senior Secured Notes or any other Indenture Document (other than the Pledge and Assignment), whether or not evidenced by any separate note, agreement or other instrument. The term Note Obligations includes, without limitation, all interest (including interest that accrues after the commencement against any Pledgor of any action under the Bankruptcy Code), prepayment penalties or premiums, make whole amounts, liquidated damages, fees, expenses, costs, indemnities, or other sums (including reasonable attorney costs) chargeable to a Pledgor (other than any SN Note Obligor) under the Indenture, the Senior Secured Notes or any of the other Indenture Documents (other than the Pledge and Assignment). Subject to compliance with Section 38 hereof, for purposes of this definition “Note Obligations” shall also include any Refinanced Note Obligations.
     “Notes Secured Parties” means and includes (i) solely with respect to any SN Intercompany Notes Obligations, the Initial Borrower, and (ii) solely with respect to any Note Obligations owed by the Initial Borrower or CapitalSource Finance LLC, the Note Trustee for the benefit of the Holders; provided that the Note Secured Parties shall only include the Initial Borrower if the subordination provisions contained in Sections 5.13 and 5.14 of the Intercreditor Agreement are at all times in full force and effect with respect to the Initial Borrower acting on its own behalf; provided, further, that in no event shall the immediately preceding proviso have the effect of excluding the Initial Borrower as a Notes Secured Party with respect to (x) actions taken by the Note Trustee or any Holders pursuant to the Indenture, the Senior Secured Notes or the Pledge and Assignment in connection with Section 5.15 of the Intercreditor Agreement or (y) the creation of a security interest hereunder in each SN Note Obligor’s Specified Collateral.
     “Note Trustee” shall have the meaning set forth in the recitals.
     “Noteless Loan” shall mean a Loan with respect to which the Underlying Instruments do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan.
     “Obligor” shall mean with respect to any Asset, any Person or Persons obligated to make payments pursuant to or with respect to such Asset, including any guarantor thereof.
     “Permitted Liens” shall have the meaning specified in the Credit Agreement and, if the Credit Agreement is no longer in effect, the Indenture.

     “Pledge and Assignment” shall have the meaning set forth in the recitals.
     “Pledge Agreement” shall have the meaning set forth in the preamble.
     “Pledged Capital Stock” shall have the meaning set forth in Section 2(b).
     “Pledged Collateral” shall have the meaning set forth in Section 2(a).
     “Pledged Notes” shall have the meaning set forth in Section 2(b).
     “Pledgor” or “Pledgors” shall have the meaning set forth in the preamble.
     “Proceeds” shall have the meaning assigned to such term in Section 9-102 of the UCC.
     “QRS I” shall have the meaning set forth in Section 10(h).
     “Records” shall mean all documents relating to the Assets, including books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) executed in connection with the origination or acquisition of the Pledged Collateral or maintained with respect to the Pledged Collateral and the related Obligors in which any Pledgor or the Servicer have otherwise obtained an interest.
     “Related Property” shall mean with respect to an Asset, any property or other assets pledged as collateral to the applicable Pledgor to secure repayment of such Asset, including all Proceeds from any sale or other disposition of such property or other assets.
     “Related Security”: All of each Pledgor’s right, title and interest in and to:
     (a) any Related Property securing an Asset and all recoveries related thereto;
     (b) all Required Asset Documents, Asset Files, Records, and the documents, agreements, and instruments included in the Asset File or Records;
     (c) all Insurance Policies with respect to any Asset;
     (d) all security interests, liens, guaranties, warranties, letters of credit, accounts, bank accounts, mortgages or other encumbrances and property subject thereto from time to time purporting to secure or support payment of any Asset, together with all UCC financing statements or similar filings signed by an Obligor relating thereto;
     (e) other contract rights with respect to any Asset;
     (f) any hedging agreement and any payment from time to time due thereunder;
     (g) the Proceeds of each of the foregoing.
     “REO Asset” shall mean, with respect to any Loan, any Related Property that has been foreclosed on or repossessed from the current Pledgor by the Servicer, and is being managed by the Servicer on behalf of, and in the name of, any REO Asset Owner, for the benefit of the Secured Parties and any other equity holder of such REO Asset Owner.
     “REO Asset Owner” shall have the meaning set forth in Section 37(a).

     “REO Servicing Standard” shall have the meaning set forth in Section 37(a).
     “Required Asset Documents” shall mean with respect to (i) any Noteless Loan identified as a Noteless Loan on the Asset Checklist, a copy of the related Loan Register (together with a certificate of a Responsible Officer of the Servicer certifying to the accuracy of such Loan Register as of the date such Loan is included as a part of the Pledged Collateral), (ii) all Loans other than Noteless Loans, the duly executed original of the promissory note and an assignment (which may be by endorsement or allonge) of each such promissory note to the applicable Pledgor and then the Collateral Agent, signed by an officer of the applicable Persons, (iii) any Loan, any related loan agreement and the Asset Checklist together with, to the extent set forth on the Asset Checklist, duly executed (if applicable) originals or copies of each of any related participation agreement, acquisition agreement, subordination agreement, intercreditor agreement, security agreements or similar instruments, UCC financing statements, guarantee, or certificate of insurance, (iv) each Loan secured by real property, an Assignment of Mortgage and (v) any Loan identified as an Assigned Loan on the Asset Checklist, the duly executed original assignment agreement; provided that with respect to any Assigned Loan, any of the foregoing documents, other than any related promissory notes in the case of Assigned Loans only, may be copies.
     “Requisite Holders” means (i) with respect to Credit Agreement Obligations, the Required Lenders or such other group of Lenders as may from time to time be required under the Credit Agreement, and (ii) with respect to the Note Obligations and the SN Intercompany Notes Obligations, the Holders of at least 66⅔ % in aggregate principal amount of Senior Secured Notes then outstanding or such other group of Holders as may from time to time be required under the Indenture.
     “Residual Collateral” shall mean any Pledged Collateral described in Section 2(b) that does not constitute (i) Material Pledged Subsidiary Capital Stock or (ii) Available Assets Collateral.
     “Review Criteria” shall have the meaning set forth in Section 5(b).
     “Scheduled Payments” shall mean with respect to any Loan, each monthly, quarterly, or annual payment of principal required to be made by the Obligor thereof under the terms of such Loan; in all cases, excluding any payment in the nature of, or constituting, interest.
     “Secured Obligations” shall have the meaning set forth in Section 3.
     “Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Notes Secured Parties (including, without limitation, each Directing Holder).
     “Securities Account” shall have the meaning assigned to such term in Section 8-501 of the UCC.
     “Security Entitlement” shall have the meaning assigned to such term in Section 8-102 of the UCC.
     “Securities Intermediary” shall have the meaning assigned to such term in Section 8-102 of the UCC.
     “Senior Secured Notes” shall have the meaning set forth in the recitals.
     “Servicer” shall mean CapitalSource Finance LLC or any other Subsidiary of the Initial Borrower as a servicer of Loans, individually or collectively, as the context requires.
     “SN Intercompany Note” shall have the meaning set forth in the recitals.

     “SN Intercompany Notes Obligations” means all obligations and indebtedness (including, but not limited to, all expenses and charges, legal and otherwise, incurred by any holder of any SN Intercompany Note (other than the Initial Borrower) or the Note Trustee in collecting or enforcing any of the SN Intercompany Notes Obligations or in realizing on or protecting any security therefor, including, without limitation, the security granted hereunder, pursuant to Section 13 of each SN Intercompany Note, and all indemnities, fees and interest thereon) of each SN Note Obligor, whether now existing or hereafter incurred under, arising out of or in connection with the SN Intercompany Note or Notes issued by such SN Note Obligor and the due performance and compliance by such SN Note Obligor with all the terms, conditions and agreements contained in the SN Intercompany Note or Notes issued by such SN Note Obligor, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, whether now existing or hereafter incurred.
     “SN Note Obligor” shall have the meaning set forth in the recitals.
     “Specified Collateral” of any SN Note Obligor, means the Pledged Collateral owned by such SN Note Obligor.
     “Subsidiary Capital Stock” shall have the meaning set forth in Section 2(b).
     “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
     “Uncertificated Security” shall have the meaning assigned to such term in Section 8-102 of the UCC.
     “Uncertificated Securities Available Assets” shall mean any Core Collateral held by a Pledgor in the form of an Uncertificated Security that constitutes (a) Available Assets pursuant to clause (d) of the definition thereof or (b) CapitalSource Repurchased Securitization Notes; provided, however, from and after the Credit Agreement Termination Date, “Uncertificated Securities Available Assets” shall mean all assets which qualify as Uncertificated Securities Available Assets as determined by reference to the Credit Agreement as in effect on the date hereof, as the same may be amended, modified or otherwise supplemented from time to time, provided that such amendment, modification or supplement (x) is made in good faith by the parties thereto and in accordance with the terms of the Credit Agreement, and (y) is not made immediately prior to or in contemplation of any repayment, refinancing, restructuring, extension, exchange or replacement of any indebtedness under the Credit Agreement.
     “Underlying Instruments” shall mean the indenture, loan agreement, credit agreement or other agreement pursuant to which a Loan has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or of which the holders of such Loan are the beneficiaries.
     “Unencumbered” shall mean with respect to a Loan or any other asset, that such Loan or other asset is not subject to any Lien other than Permitted Liens (for the purposes of this definition only, Permitted Liens shall not include any Permitted Liens described in clause (xiii) of the definition of Permitted Liens in the Credit Agreement).

     “Wells Fargo” shall have the meaning set forth in the preamble.
     (b) Interpretation. The rules of interpretation specified in the Credit Agreement shall be applicable to this Pledge Agreement.
     (c) Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Pledge Agreement, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.
     2. Pledge.
     (a) Grant of Security Interest. To secure the payment or performance, as the case may be, in full of the Secured Obligations owing by each Pledgor, whether at stated maturity, by acceleration or otherwise, each Pledgor hereby pledges to the Collateral Agent, and grants to the Collateral Agent for the benefit of the respective Secured Parties a first priority security interest in the collateral described in Section 2(b) (collectively, the “Pledged Collateral”) owned by such Pledgor; provided, however, that in no event shall any portion of the Pledged Collateral (i) constituting Residual Collateral include Excluded Collateral and (ii) include (x) any SN Intercompany Notes and, to the extent not otherwise constituting Shared Collateral, any proceeds, products, substitutions or replacements therefor or (y) any right, title or interest of the Initial Borrower, solely in its capacity as a Secured Party, in or to any agreement that grants security to the Initial Borrower in the Specified Collateral and which agreement is collaterally assigned by the Initial Borrower to the Note Trustee pursuant to the Pledge and Assignment as in effect on the date hereof; provided further, that (A) notwithstanding anything herein or in any other Credit Document to the contrary, the maximum liability under this Pledge Agreement and under the other Credit Documents of each Pledgor shall not exceed an amount equal to the largest amount that would not render such Pledgor’s obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any equivalent provision of the law of any state and (B) notwithstanding anything herein or in any other Indenture Document to the contrary, the maximum liability under this Pledge Agreement and under the other Indenture Documents of each Pledgor shall not exceed an amount equal to the largest amount that would not render such Pledgor’s obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any equivalent provision of the law of any state. The pledge and grant of a security interest under this Section 2 does not constitute and is not intended to result in a creation or an assumption by the Collateral Agent or any of the Secured Parties (other than the Initial Borrower) of any obligation of the Pledgors or any other Person in connection with any or all of the Pledged Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Pledgors shall remain liable under the Pledged Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Collateral Agent, as agent for the Secured Parties, of any of its rights in the Collateral (other than taking title thereto) shall not release any Pledgor from any of its duties or obligations under the Pledged Collateral, and (c) none of the Collateral Agent or the Secured Parties (other than the Initial Borrower) shall have any obligations or liability under the Pledged Collateral by reason of this Pledge Agreement, nor shall the Collateral Agent or any Secured Party (other than the Initial Borrower) be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder or preserve any Pledgor’s rights under this Pledge Agreement.

     (b) Description of Pledged Collateral. The Pledged Collateral is described as follows:
     (i) all right, title and interest of each Pledgor as a holder (whether now or in the future) of (y) Capital Stock of any (A) Material Pledged Subsidiary, and (B) other Subsidiary that is not a Material Pledged Subsidiary, whether such Capital Stock is represented by a certificate or not, or acquired hereafter or any warrants to purchase or depository shares or other rights in respect of any such Capital Stock, (z) all shares of stock, membership interest certificates, partnership certificates, other certificates, instruments or other documents evidencing or representing the Capital Stock referred to in the preceding clause (y) (the Pledged Collateral listed in clauses (y) and (z), collectively, the “Subsidiary Capital Stock”); provided that in no event shall more than 66% of the total outstanding Excluded Foreign Subsidiary Voting Stock of any Excluded Foreign Subsidiary be required to be pledged hereunder;
     (ii) all right, title and interest of each Pledgor in any Unencumbered Loans (including, without limitation, the CapitalSource Securitization Notes, the CapitalSource Repurchased Securitization Notes and any debt securities of the type referred to in clause (d) of the definition of Available Assets), including, but not limited to, (x) all promissory notes, instruments or chattel paper issued in connection with such Unencumbered Loans (whether now owned or existing or owned or arising hereafter) and held by such Pledgor at any time (the “Pledged Notes”), (y) any Capital Stock issued in connection with such Unencumbered Loans and held by such Pledgor (including, but not limited to, Capital Stock in any REO Asset Owner held by such Pledgor), whether such Capital Stock is represented by a certificate or not, or any warrants to purchase or depository shares or other rights in respect of any such Capital Stock, and (z) all shares of stock, membership interest certificates, partnership certificates, other certificates, instruments or other documents evidencing or representing the Capital Stock referred to in the preceding clause (y) (the Pledged Collateral listed in clauses (y) and (z) and together with the Subsidiary Capital Stock, collectively, the “Pledged Capital Stock”);
     (iii) all right, title and interest of each Pledgor in and to all present and future payments, Proceeds, dividends, distributions, instruments, compensation, property, assets, interests and rights in connection with or related to the Pledged Collateral of such Pledgor listed in clauses (i) through (ii) above, including any Securities Account to which the Pledged Collateral is credited, and all monies due or to become due and payable to such Pledgor in connection with or related to such collateral or otherwise paid, issued or distributed from time to time in respect of or in exchange therefor, and any certificate, instrument or other document evidencing or representing the same (including, without limitation, all proceeds of dissolution or liquidation and all recoveries received by such Pledgor in connection with a REO Asset); and
     (iv) to the extent not covered by clauses (i) through (iii) above, all Proceeds of all of the foregoing, of every kind, and all Proceeds of such Proceeds.
     Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter pledge and deliver additional Capital Stock or promissory notes or other interests to the Collateral Custodian as collateral security for the Secured Obligations. Upon such pledge and delivery to the Collateral Custodian, such additional Capital Stock or promissory notes or other interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedules 2(a) and (b) are amended to refer to such additional Pledged Collateral.
     (c) The Pledgors and the Collateral Agent, on behalf of the respective Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Pledged Collateral, or in the

Specified Collateral in the case of subclause (iv) below, constitutes continuing collateral security for (i) in the case of the Pledgors other than CS International, all of the Credit Agreement Obligations, (ii) in the case of CS International, all of the Guaranteed Obligations, whether now existing or hereafter arising, (iii) in the case of the Pledgors (other than any SN Note Obligor), all of the Note Obligations, and (iv) in the case of the SN Note Obligors, all of the SN Intercompany Notes Obligations.
     3. Security for Secured Obligations. This Pledge Agreement is made by each Pledgor for the benefit of the respective Secured Parties to secure:
     (a) the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Credit Agreement Obligations, owing by each Pledgor (other than CS International);
     (b) the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Guaranteed Obligations, owing by CS International;
     (c) the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Note Obligations, owing by each Pledgor (other than any SN Note Obligor);
     (d) the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the SN Intercompany Notes Obligations, owing by each SN Note Obligor;
     (e) any and all amounts, advances, liabilities and obligations owing by any Pledgor (other than the SN Note Obligors with respect to the Note Obligations, but without limiting such amounts, advances, liabilities and obligations owing by any SN Note Obligor with respect to the SN Intercompany Notes Obligations) or otherwise to the Collateral Agent whenever arising, including, without limitation (i) any and all costs, expenses, fees, indemnities and other sums chargeable to any Pledgor pursuant to any Secured Credit Document, (ii) in collecting or enforcing any of the Credit Agreement Obligations, Guaranteed Obligations or Note Obligations, (iii) in realizing on or protecting or preserving any security therefor, or (iv) for taking any action under or otherwise in connection with any Secured Credit Document, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent or joint and several, whether now existing or hereafter incurred;
     (f) any fees, costs or expenses incurred by the Collateral Custodian in connection with its collateral custodian activities pursuant to this Pledge Agreement (including but not limited to, the Collateral Custodian Fee) howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent or joint and several, whether now existing or hereafter incurred; and
     (g) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) through (f) above, after an Event of Default shall have occurred and be continuing, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Pledged Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with attorneys’ fees and court costs, all such obligations, liabilities, sums and expenses set forth in clauses (a) through (g) of this Section 3 being hereinafter collectively called the “Secured Obligations”.

     4. Delivery of the Pledged Collateral; Perfection of Security Interest. Each Pledgor hereby agrees that:
     (a) Delivery of Certificates and Instruments to Custodian. Such Pledgor shall, or shall cause the Servicer, as applicable, to deliver the Custodian Pledged Collateral to the Collateral Custodian (in each case, subject to the limitations set forth in Section 2 above) (i) on or prior to January 15, 2009, all original shares of stock, membership interest certificates, partnership certificates, other certificates, instruments, promissory notes and other documents evidencing or representing the Core Collateral owned by such Pledgor, (ii) on or prior to January 15, 2009, the Required Asset Documents (including, but not limited to, an electronic file (in EXCEL or a comparable format) that contains the related Asset List or that otherwise contains the Asset identification number and the name of the Obligor with respect to each related Asset) and the Asset Files with respect to all Loans included in the Core Collateral, (iii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other original shares of stock, membership interest certificates, partnership certificates, other certificates, instruments, promissory notes and other documents constituting Core Collateral owned by a Pledgor, and (iv) promptly upon the receipt of any additional Custodian Pledged Collateral by or on behalf of a Pledgor, the Required Asset Documents (including, but not limited to, an electronic file (in EXCEL or a comparable format) that contains the related Asset List or that otherwise contains the Asset identification number and the name of the Obligor with respect to each related Asset) and Asset Files with respect to such additional Custodian Pledged Collateral. Prior to delivery to the Collateral Custodian, all such original shares of stock, membership interest certificates, partnership certificates, other certificates, instruments, promissory notes and other documents constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such original shares of stock, membership interest certificates, partnership certificates, other certificates, instruments, promissory notes and other documents shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a).
     (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Core Collateral constituting Subsidiary Capital Stock, any (i) shares of stock, membership interest certificates, partnership certificates, other certificates, instruments or other documents, including without limitation, any certificates, instruments or other documents representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of Capital Stock, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Core Collateral or otherwise; (iii) dividends paid in Capital Stock; or (iv) distributions of Capital Stock or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Collateral Custodian, in the exact form received accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto, to be held by the Collateral Custodian, as Pledged Collateral and as further collateral security for the Secured Obligations.
     (c) Financing Statements. Each Pledgor hereby authorizes the Collateral Agent and the Collateral Custodian to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Pledged Collateral as “all personal property” or “all assets” of such Pledgor or that describes the Pledged Collateral in some other manner as the Collateral Agent deems necessary or advisable. Each Pledgor shall also execute and deliver to the Collateral Agent or, with respect to the Custodian Pledged

Collateral, the Collateral Custodian, as applicable, and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may request) and do all such other things as the Collateral Agent may deem reasonably necessary or appropriate (i) to assure to the Collateral Agent its security interests hereunder are perfected, including such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate jurisdictions, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. The Collateral Custodian shall not be under any obligation to monitor the sufficiency of any financing statement or the need to file any continuation statement in connection therewith. The Collateral Custodian shall not be obligated to file any financing statement or continuation statement.
     (d) Provisions Relating to Uncertificated Securities, Securities Entitlements and Securities Accounts. With respect to any Uncertificated Securities Available Assets, (a) not later than February 17, 2009 (or such later date as may be permitted by the Collateral Agent), the applicable Securities Intermediary shall enter into, an agreement with the Collateral Agent granting Control to the Collateral Agent over such Uncertificated Securities Available Assets, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent, (b) promptly, and in any event not later than 45 days after the date of this Pledge Agreement, the following Pledgors shall deliver duly executed amended control agreements with the applicable Securities Intermediary with respect to the Securities Accounts owned by CapitalSource Finance LLC and CSE Mortgage LLC and (c) the Collateral Agent shall be entitled, upon the occurrence and during the continuance of an Event of Default, to notify the applicable issuer of the Uncertificated Security or the applicable Securities Intermediary that it should follow the instructions or the Entitlement Orders, respectively, of the Collateral Agent and no longer follow the instructions or the Entitlement Orders, respectively, of the applicable Pledgor; provided that upon the occurrence of a Collateral Agent Resignation Event, the applicable Pledgor shall (i) use commercially reasonable efforts to assign any control agreement existing on the date of the Collateral Agent Resignation Event to the replacement Collateral Agent or replace any such control agreement and (ii) with respect to any securities accounts established on or after a Collateral Agent Resignation Event, not deposit Uncertificated Securities Available Assets into such account unless a control agreement has been entered into with respect thereto. Upon receipt by a Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of such Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Uncertificated Securities Available Assets in such Securities Account shall be (x) transferred to a new Securities Account, upon the request of the Collateral Agent, which shall be subject to a control agreement as provided above or (y) transferred to an account held by the Collateral Agent (in which it will be held until a new Securities Account is established); provided further, that the obligations set forth in this sentence shall be limited to using commercially reasonable efforts on or after the occurrence of a Collateral Agent Resignation Event.
     5. Collateral Custodian.
     (a) Designation of Collateral Custodian.
     (i) Initial Collateral Custodian. The role of collateral custodian with respect to the Required Asset Documents shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 5(a).
     (ii) Successor Collateral Custodian. Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Collateral Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 5(e), the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder.
     (b) Duties of Collateral Custodian.
     (i) Appointment. The Collateral Agent hereby appoints Wells Fargo to act as Collateral Custodian, for the benefit of the Collateral Agent, as collateral agent for the Secured Parties. The Collateral Custodian hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.
     (ii) Duties. Until its removal pursuant to Section 5(e), the Collateral Custodian shall perform on behalf of the Collateral Agent and the Secured Parties, the following duties and obligations:
     (A) The Collateral Custodian shall take and retain custody of the Required Asset Documents delivered by any Pledgor in accordance with the terms and conditions of this Pledge Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Collateral Agent as collateral agent for the Secured Parties. Within five Business Days of its receipt of any Required Asset Documents, the Collateral Custodian shall review such Required Asset Documents to confirm that (A) such Required Asset Documents, to the extent indicated on the Asset Checklist, have been executed and, on their face, have no missing or mutilated pages, (B) any UCC and other filings (as set forth on the Asset Checklists) are contained in the Asset File and have a file stamp set forth thereon, (C) a certificate of insurance (as set forth on the Asset Checklist) is contained in the Asset File, and (D) the related Asset identification number and Obligor name with respect to such Asset is referenced on the related Asset List and is not a duplicate Asset (collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Asset Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in EXCEL or a comparable format) that contains the Asset Checklist and the related Asset List that otherwise contains the Asset identification number and the name of the Obligor with respect to each related Asset. At the conclusion of such review, the Collateral Custodian shall deliver a receipt in the form attached hereto as Exhibit 5(b). The Servicer and the related Pledgor shall use commercially reasonable efforts to correct any non-compliance with a Review Criteria identified on such receipt. Two times each calendar month, the Collateral Custodian shall deliver to the Servicer and the Collateral Agent an exception report identifying, with particularity, each Asset and each of the applicable Review Criteria that such Asset fails to satisfy. In addition, if requested in writing by the Servicer and approved by the Collateral Agent or as otherwise directed by the Collateral Agent within ten Business Days of the Collateral Custodian’s delivery of such exception report, the Collateral Custodian shall return any Asset which fails to satisfy a Review Criteria to the applicable Person; provided that no such approval or direction of the Collateral Agent shall be required after the occurrence of the Credit Agreement Termination Date so long as (i) the Collateral Agent shall continue to have a first priority perfected security interest in the Asset so returned and any Proceeds thereof, and (ii) the Servicer, in requesting the return of such Asset, is acting in good faith consistent with past practice. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Required Asset Documents; provided further, that (x) by requesting the return of any Asset after the occurrence of the Credit Agreement Termination Date pursuant to this Section 5(b)(ii)(A), the Servicer represents and warrants that clauses (i) and (ii) of the foregoing proviso are true and correct in all material respects, and (y) the Collateral Custodian shall have no duty, obligation or responsibility for making such determination or verifying that such matters are true.
     (B) In taking and retaining custody of the Required Asset Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Collateral Agent and the Secured Parties; provided that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Required Asset Documents or the instruments therein; and provided further that, the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein.
     (C) All Required Asset Documents kept by the Collateral Custodian shall be kept in fire resistant vaults, rooms or cabinets at the locations specified on Schedule 5(b) attached hereto, or at such other office as shall be specified to the Collateral Agent by the Collateral Custodian in a written notice delivered at least forty-five (45) days prior to such change. All Required Asset Documents shall be electronically tracked and maintained in such a manner so as to permit retrieval and access. All notes and Loan Registers included in the Pledged Collateral shall be clearly electronically or physically segregated from any other documents or instruments maintained by the Collateral Custodian. At the reasonable request of the Collateral Agent, the Initial Borrower shall promptly (and in any event within ten (10) Business Days) deliver to the Collateral Agent copies of all Asset Files that have not been segregated.
     (D) In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar collateral that it holds as collateral custodian.
     (c) Merger or Consolidation. Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to the Collateral Custodian under this Pledge Agreement without further act of any of the parties to this Pledge Agreement.
     (d) Collateral Custodian Compensation. As compensation for its collateral custodian activities hereunder, the Collateral Custodian shall be entitled to a custodial fee (the “Collateral Custodian Fee”) pursuant to a separate fee letter with the Servicer. The Collateral Custodian’s entitlement to receive the Collateral Custodian Fee shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 5(e) or (ii) the termination of this Pledge Agreement.
     (e) Collateral Custodian Removal. The Collateral Custodian may be removed, with cause (or, following the occurrence and during the continuance of a Default or Event of Default, without cause), by the Collateral Agent by notice given in writing to the Collateral Custodian (the “Collateral Custodian Termination Notice”); provided that, notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder, and has received all Required Asset Documents held by the previous Collateral Custodian.
     (f) Limitation on Liability.

     (i) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram, electronic mail or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Collateral Agent or (b) the verbal instructions of any designated officer of the Collateral Agent. The Collateral Custodian shall not have any liability to any Secured Party in connection with following the written or verbal instruction of the Collateral Agent.
     (ii) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
     (iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission of its duties and in the case of its negligent performance of its duties in taking and retaining custody of the Required Asset Documents.
     (iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Pledge Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Custodian Pledged Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Pledge Agreement) of any of the Custodian Pledged Collateral. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
     (v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Pledge Agreement and no covenants or obligations shall be implied in this Pledge Agreement against the Collateral Custodian.
     (vi) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.
     (vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Custodian Pledged Collateral.
     (viii) The Collateral Custodian shall be under no responsibility or duty with respect to the disposition of any Asset Files while such Asset Files are not in its possession.
     (ix) The Collateral Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness.
     (x) The Collateral Custodian shall not be responsible to the Pledgors, the Collateral Agent, the Servicer or any other party for recitals, statements or warranties or representations of the Pledgors contained herein or in any document, or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Pledge Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein.
     (xi) The Collateral Custodian is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Collateral Custodian is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.
     (xii) The Initial Borrower shall indemnify and hold the Collateral Custodian harmless from and against all claims, liabilities, damages, losses, fees (including reasonable out-of-pocket attorney’s fees and expenses) and costs and expenses incurred by the Collateral Custodian as a result of the entering into and performance of its duties hereunder, unless such claims, liabilities, damages, loss, fees, costs and expenses shall arise from the Collateral Custodian’s gross negligence or willful misconduct. The Collateral Custodian’s rights to indemnification shall survive the termination of this Pledge Agreement.
     (xiii) The Collateral Custodian shall have no duty or obligation to review or be responsible for the contents of the Indenture, the Credit Agreement, the Intercreditor Agreement, or any other document related to the Credit Agreement Obligations or Note Obligations, to which it is not a party. To the extent of any conflict between this Pledge Agreement and any of the foregoing documents as it relates to the duties and obligations of the Collateral Custodian, the provisions of this Pledge Agreement shall control.
     (g) The Collateral Custodian Not to Resign. The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except for the failure of the Servicer to pay the Collateral Custodian Fee or upon the Collateral Custodian’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law, (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder permissible under Applicable Law and (iii) the performance of its duties hereunder create a conflict of interest. Any such determination permitting the resignation of the Collateral Custodian shall be evidenced by an opinion of counsel, in form and substance satisfactory to the Collateral Agent in its sole discretion, to such effect delivered to the Collateral Agent. No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder.
     (h) Release of Documents.
     (i) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Custodian Pledged Collateral, the Collateral Custodian is hereby authorized (unless and until such authorization is revoked by the Collateral Agent), upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 5(h) to release to the Servicer the related Required Asset Documents or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Collateral Agent in accordance with the terms of this Pledge Agreement. The Servicer shall return to the Collateral Custodian the Required Asset Documents or other such documents (i) immediately upon the request of the Collateral Agent, or (ii) when the Servicer’s need therefor in connection with such foreclosure or servicing no longer exists, unless the Asset shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit 5(h), the Servicer’s request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.
     (ii) Limitation on Release. The foregoing provision respecting release to the Servicer of the Required Asset Documents and documents by the Collateral Custodian upon request by the Servicer shall be operative only to the extent that at any time the Collateral Custodian shall not have released to the Servicer active Required Asset Documents (including those requested) pertaining to more than fifteen (15) Assets at the time being serviced by the Servicer under this Pledge Agreement. Any additional Required Asset Documents or documents requested to be released by the Servicer may be released (x) at any time prior to the Credit Agreement Termination Date, only upon written authorization of the Collateral Agent and (y) at any time thereafter, as reasonably required by the Servicer in its commercially reasonable business judgment and in good faith consistent with past practice; provided that the Servicer shall not request the release of any additional Required Asset Documents unless the Collateral Agent shall continue to have a first priority perfected security interest in the related Asset or the proceeds thereof; provided further, that (A) by requesting the return of any Required Asset Documents pursuant to this Section 5(h)(ii), the Servicer represents and warrants that it is acting in good faith consistent with past practice and that the foregoing proviso is true and correct in all material respects, and (B) the Collateral Custodian shall have no duty, obligation or responsibility for making such determination or verifying that such matters are true. The Collateral Custodian shall not be required to track the number of files released to the Servicer at any one time, but shall identify such files on the exception report. The limitations of this paragraph shall not apply to the release of Required Asset Documents to the Servicer pursuant to the immediately succeeding subsection.
     (iii) Release. Upon receipt by the Collateral Custodian of the Servicer’s request for release of documents and receipt in the form annexed hereto as Exhibit 5(h), the Collateral Custodian shall promptly release the related Required Asset Documents to the Servicer.
     (i) Return of Required Asset Documents. Any Pledgor or the Servicer may, without the prior consent of the Collateral Agent, require that the Collateral Custodian return each Required Asset Document or other Custodian Pledged Collateral (a) delivered to the Collateral Custodian in error, (b) that is required to be redelivered to such Pledgor in connection with the termination of this Pledge Agreement or (c) as otherwise permitted by Section 8.11 of the Credit Agreement and Sections 10.03 and 10.10 of the Indenture or as otherwise permitted under the Indenture, in each case by submitting to the Collateral Custodian (with a copy to the Collateral Agent) a written request in the form of Exhibit 5(h) hereto (signed by such Pledgor or the Servicer, as applicable) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Pledge Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by such Pledgor, the Collateral Agent or the Servicer, promptly, but in any event within five Business Days, return the Required Asset Documents so requested to such Pledgor or the Servicer, as applicable.

     (j) Access to Certain Documentation and Information Regarding the Collateral; Audits. The Collateral Custodian shall provide to the Collateral Agent access to the Required Asset Documents and all other documentation regarding the Custodian Pledged Collateral including in such cases where the Collateral Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon reasonable prior written request, (ii) during normal business hours and (iii) subject to the Servicer’s and Collateral Custodian’s normal security and confidentiality procedures. At the discretion of the Collateral Agent, the Collateral Agent may, at the Pledgors’ expense, review the Servicer’s collection and administration of the Custodian Pledged Collateral in order to assess compliance by the Servicer with the Credit and Collection Policy, as well as with this Pledge Agreement and may conduct an audit of the Custodian Pledged Collateral and Required Asset Documents in conjunction with such a review; provided that such review shall be no more frequent than twice each Fiscal Year so long as no Default or Event of Default shall have occurred and be continuing, and as often as may reasonably be desired in the event that a Default or an Event of Default shall have occurred and be continuing. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. Without limiting the foregoing provisions of this Section 5(j), from time to time on request of the Collateral Agent, the Collateral Custodian shall permit certified public accountants or other auditors acceptable to the Collateral Agent to conduct, at the Servicer’s expense, a review of the Required Asset Documents and all other documentation regarding the Custodian Pledged Collateral; provided that such review shall be no more frequent than twice each Fiscal Year so long as no Default or Event of Default shall have occurred and be continuing, and as often as may reasonably be desired in the event that a Default or an Event of Default shall have occurred and be continuing.
     (k) Security Interest. If the Collateral Custodian has or subsequently obtains by agreement, operation of law, or otherwise a security interest in any of the Custodian Pledged Collateral, the Collateral Custodian agrees that such security interest shall be subordinated to the security interest of the Collateral Agent.
     (l) Credit Agreement Termination Date. Promptly after the occurrence of the Credit Agreement Termination Date, the Initial Borrower shall deliver to the Collateral Custodian written notice that the Credit Agreement Termination Date has occurred and the Collateral Custodian shall be entitled to conclusively rely on such notice.
     6. Intentionally Omitted.
     7. Representations and Warranties of Pledgors. Each Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that so long as any of the Secured Obligations (other than unasserted contingent indemnity obligations that survive termination of Secured Credit Documents pursuant to the stated terms thereof) or any Senior Secured Notes remain outstanding or any Secured Credit Document is in effect, and until all of the Commitments under the Credit Agreement shall have been terminated:
     (a) Pledgor’s Legal Status. As of the date hereof, (a) such Pledgor is an organization, as set forth on Schedule 7(a) attached hereto; (b) such organization is of the type, and is organized in the jurisdiction, set forth on Schedule 7(a) attached hereto; and (c) Schedule 7(a) hereto sets forth such Pledgor’s organizational identification number or states that such Pledgor has none.
     (b) Pledgor’s Legal Name. As of the date hereof, such Pledgor’s exact legal name is that set forth on Schedule 7(a) attached hereto and on the signature page hereof.
     (c) Intentionally Omitted.

     (d) Asset Files and Checklist. Other than exceptions noted (which such exceptions shall not in the aggregate be material) in any receipt delivered by the Custodian pursuant to Section 5(b), the Asset Files and Asset Checklist in respect of any Core Collateral are true, complete and correct in all material respects.
     (e) Authority; Binding Obligation; No Conflict. Such Pledgor has full power and authority to execute, deliver and perform its obligations in accordance with the terms of this Pledge Agreement and to grant to the Collateral Agent the security interest in the Core Collateral of such Pledgor pursuant hereto, without the consent or approval of any other Person other than any consent or approval which has been obtained and is in full force and effect. This Pledge Agreement has been duly authorized, executed and delivered by such Pledgor and is the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors’ rights generally. The granting to the Collateral Agent of the security interest in the Core Collateral of such Pledgor hereunder does not and will not, with or without the passage of time and/or the giving of notice (a) result in the existence or imposition of any Lien nor obligate such Pledgor to create any Lien (other than such security interest) in favor of any Person over all or any of its assets; (b) violate or result in a default under, or give rise to a right of termination, amendment or modification of any agreement, mortgage, bond or other instrument to which such Pledgor is a party or which is binding upon such Pledgor or any of its assets; (c) violate such Pledgor’s certificate of incorporation, partnership agreement, limited liability company agreement, operating agreement, by-laws or other organizational or charter documents; or (d) violate any law, regulation or judicial order binding on such Pledgor or any of the Core Collateral of such Pledgor.
     (f) Title to Collateral. The Pledged Collateral of such Pledgor is owned by such Pledgor free and clear of any Lien, except for Permitted Liens. Such Pledgor has not filed or consented to the filing and has no knowledge of the filing of any financing statement or analogous document under the UCC or any other applicable laws covering any Pledged Collateral of such Pledgor, except, in each case, for Permitted Liens. There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Core Collateral of such Pledgor. None of the Pledged Notes or Loan Registers, as applicable, that constitute or evidence Core Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any person other than the Collateral Agent.
     (g) Pledged Collateral. As of the date hereof, set forth on Schedules 2(a) and (b) attached hereto are complete and accurate lists and descriptions of all the Pledged Collateral of such Pledgor constituting Core Collateral or Subsidiary Capital Stock. All of the Subsidiary Capital Stock, attributable to any Pledgor, is registered in the name of the applicable Pledgor.
     (h) Percentage Ownership. As of the date hereof, the Subsidiary Capital Stock pledged by such Pledgor hereunder and listed on (i) Part A of Schedule 2(b) constitutes all of the Subsidiary Capital Stock of Material Pledged Subsidiaries owned by such Pledgor and (ii) Part B of Schedule 2(b) constitutes all of the Subsidiary Capital Stock of other Subsidiaries owned by such Pledgor that are not Material Pledged Subsidiaries (or, in the case of Excluded Foreign Subsidiary Voting Stock, 66% of the outstanding Excluded Foreign Subsidiary Voting Stock of such Subsidiary).
     (i) Due Authorization, Etc., of Capital Stock; Not Margin Stock. As of the date hereof, the Material Pledged Subsidiary Capital Stock held by such Pledgor listed on Schedule 2(b) attached hereto have been duly authorized and validly issued and are fully paid and non-assessable (if such issuer is a corporation) and are not subject to any options to purchase or any preemptive or similar rights of any Person (other than the Initial Borrower or any Subsidiary in respect of which a Purpose Statement on Federal Reserve Form FR U-1 has been provided). None of the Pledged Capital Stock of such Pledgor constitutes Margin Stock (other than any shares of Capital Stock of the Healthcare REIT listed on a U.S. national securities exchange or the NASDAQ Stock Market and which are held by a Pledgor); provided, that in the event the Capital Stock of Healthcare REIT becomes Margin Stock, such Capital Stock shall cease to be Pledged Capital Stock until such time as a Purpose Statement on Federal Reserve Form FR U-1 has been provided (unless such Pledged Capital Stock has otherwise been released from the Pledged Collateral); and provided further that the Initial Borrower shall deliver to the Collateral Agent not less than thirty (30) days’ written notice of the anticipated effective date of any registration statement in connection with the listing of any shares of the Capital Stock of Healthcare REIT on a U.S. national securities exchange or the NASDAQ Stock Market. All Pledged Notes issued by any Subsidiary or Affiliate of any Pledgor have been, and to the extent that any Pledged Note is hereafter issued, such Pledged Note will be, upon such issuance, duly and validly issued by such issuer. All Pledged Notes and the Underlying Instruments of Noteless Loans issued by any Subsidiary or Affiliate of any Pledgor and, to such Pledgor’s knowledge, all other Pledged Notes and Underlying Instruments of Noteless Loans are the legal, valid and binding obligation of the issuer thereof.
     (j) Required Consents. Except as may be required in connection with any disposition of any portion of the Pledged Collateral of such Pledgor by laws affecting the offering and sale of securities generally, filings required under the UCC and those that have been obtained prior to the date hereof, no consent of any Person (including, without limitation, partners, shareholders or creditors of such Pledgor or of any subsidiary of such Pledgor) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) subject to (x) any consent required by regulations of the Federal Deposit Insurance Corporation or the California Department of Financial Institutions in the case of any Capital Stock of a CapitalSource Bank Entity, (y) assignment restrictions applicable to any Loan and (z) change of control or similar restrictions (the “Collateral Restrictions”) arising under securitizations or indebtedness of Subsidiaries that are not Credit Parties, the exercise by the Collateral Agent of the rights provided for in this Pledge Agreement in respect of the Core Collateral (including, without limitation, any sale or other disposition of any Pledged Collateral by the Collateral Agent). Schedule 7(j) contains as of the date on which any Compliance Certificate is delivered pursuant to the Credit Agreement or Indenture, all Collateral Restrictions arising under securitizations or Indebtedness of Material Pledged Subsidiaries (other than CapitalSource Bank). With respect to any Fiscal Quarter or Fiscal Year, Schedule 7(j) may be updated from time to time by the Borrower prior to the date on which any such Compliance Certificate is delivered.
     (k) Nature of Security Interest.
     (i) Upon the delivery of the certificated Core Collateral held by such Pledgor to the Collateral Custodian, as applicable, endorsed to the Collateral Custodian, as applicable, or in blank, the pledge of the certificated Core Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in all of the certificated Core Collateral, securing the prompt and complete payment, performance and observance of the respective Secured Obligations of such Pledgor.
     (ii) When UCC financing statements or other appropriate filings, recordings or registrations containing a description of the Pledged Collateral of such Pledgor have been filed in the appropriate governmental, municipal or other office of such Pledgor’s jurisdiction of organization, which are all the filings, recordings and registrations necessary to perfect the security interest in favor of the Collateral Agent in respect of all Pledged Collateral of such Pledgor in which the security interest may be perfected by filing, recording or registration in the

United States, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law.
     (l) Amendment to Limited Liability Company Agreement. Except to the extent not permitted pursuant to the terms of any securitization or other indebtedness of a Subsidiary that is not a Credit Party set forth on Schedule 7(1) attached hereto, the operating agreement or limited liability company agreement of each Material Pledged Subsidiary, the Capital Stock of which is being pledged hereunder that is a limited liability company has been amended to include the provisions set forth in Exhibit 7(1) attached hereto.
     8. Representations and Warranties of the Collateral Custodian. The Collateral Custodian in its individual capacity and as Collateral Custodian represents and warrants as follows:
     (a) Organization and Corporate Power. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Pledge Agreement.
     (b) Due Authorization. The execution and delivery of this Pledge Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian, as the case may be.
     (c) No Conflict. The execution and delivery of this Pledge Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound.
     (d) No Violation. The execution and delivery of this Pledge Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law.
     (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian, required in connection with the execution and delivery of this Pledge Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained.
     (f) Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).
     9. Representations and Warranties of Servicer. The Servicer represents and warrants as follows:
     (a) Organization and Corporate Power. It is a duly organized and validly existing limited liability company in good standing under the laws of Delaware. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Servicer under this Pledge Agreement.

     (b) Due Authorization. The execution and delivery of this Pledge Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary limited liability company action on its part.
     (c) No Conflict. The execution and delivery of this Pledge Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it or any of its property is bound.
     (d) No Violation. The execution and delivery of this Pledge Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law.
     (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Servicer, required in connection with the execution and delivery of this Pledge Agreement, the performance by the Servicer of the transactions contemplated hereby and the fulfillment by the Servicer of the terms hereof have been obtained.
     (f) Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).
     (g) Reports Accurate. All written and electronic information, exhibits, financial statements, documents, books, records or reports furnished by the Servicer to the Collateral Agent or the Collateral Custodian in connection with this Pledge Agreement are accurate, true and correct in all material respects.
     (h) Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy with regard to the origination, underwriting and servicing of the Assets.
     10. Covenants. Each Pledgor hereby covenants and agrees, that so long as any of the Secured Obligations (other than unasserted contingent indemnity obligations that survive termination of the Secured Credit Documents pursuant to the stated terms thereof) or any Senior Secured Notes remain outstanding or any Secured Credit Document is in effect, and until all of the Commitments under the Credit Agreement shall have been terminated, as follows:
     (a) Pledgor’s Legal Status. Except for the changes described on Schedule 10(a), not without providing at least 10 Business Days (or such shorter period as the Collateral Agent may approve) prior written notice to the Collateral Agent, such Pledgor shall not change its type of organization, jurisdiction of organization or other legal structure in a manner that would affect the accuracy of any information included on the financing statement of any Pledgor.
     (b) Pledgor’s Name. Without providing at least 10 Business Days (or such shorter period as the Collateral Agent may approve) prior written notice to the Collateral Agent, such Pledgor shall not change its name.
     (c) Pledgor’s Organizational Number. Without providing at least 10 Business Days (or such shorter period as the Collateral Agent may approve) prior written notice to the Collateral Agent, such Pledgor shall not change its organizational identification number if it has one.

     (d) Amendments to LLC Agreements. Except to the extent not permitted pursuant to the terms of any securitization or other indebtedness of a Subsidiary that is not a Credit Party set forth on Schedule 7(1) attached hereto, such Pledgor shall cause the operating agreement or limited liability company agreement of each of such Pledgor’s Material Pledged Subsidiaries that is a limited liability company, (i) the Capital Stock of which is being pledged hereunder prior to January 1, 2009 to be amended on or before January 15, 2009 and (ii) the Capital Stock of which is pledged hereunder on or after January 15, 2009 to be amended on or before the date of such pledge, in each case to include the provisions set forth in Exhibit 7(1) attached hereto. Such Pledgor shall deliver to the Administrative Agent, on or before January 15, 2009 for Subsidiaries described in clause (i) above and on or before the date of the pledge for Subsidiaries described in clause (ii) above, such amended operating or limited liability company agreement certified by a Responsible Officer (or other duly authorized officer) of such Pledgor to be true, correct and in effect as of such date.
     (e) Taxes. Such Pledgor shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, (subject, where applicable, to specified grace periods) all taxes, assessments, governmental charges and levies upon the Pledged Collateral of such Pledgor or incurred in connection with the Pledged Collateral of such Pledgor or in connection with this Pledge Agreement, other than such taxes, assessments, governmental charges and levies (i) currently being contested in good faith by appropriate proceedings, (ii) for which reserves in conformity with GAAP with respect thereto have been provided on the books of such Pledgor and (iii) for which no Liens have attached as security therefor.
     (f) Title to Collateral. Except for the security interest herein granted and Permitted Liens, such Pledgor shall be the owner of its Pledged Collateral free from any Lien, and such Pledgor, at its sole cost and expense, shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Collateral Agent.
     (g) Preservation of Pledged Collateral. Such Pledgor shall, except for dispositions and intercompany transactions permitted under the Credit Agreement (so long as the Credit Agreement Termination Date shall not have occurred) and the Indenture, preserve and keep in full force and effect its interests in the Pledged Collateral in a manner consistent with prudent industry practice, or, where applicable, its Credit and Collection Policy, and defend, at its sole expense, the title to the Pledged Collateral and any part of the Pledged Collateral and following the occurrence and during the continuance of a Default or Event of Default to cooperate fully with the Collateral Agent’s and Collateral Custodian’s efforts to preserve the Pledged Collateral and to take such actions to preserve the Pledged Collateral as the Collateral Agent may reasonably request.
     (h) Amendments to Securitization and Other Documents. Such Pledgor shall use commercially reasonable efforts to amend, no later than January 30, 2009, the transaction documents and/or organizational documents related to each of the following Material Pledged Subsidiaries: (A) CSE QRS Funding I, LLC (“QRS I”), (B) CapitalSource Funding III, LLC (“Funding III”), (C) CS Funding VII Depositor LLC (“Funding VII”) and (D) CapitalSource Real Estate Loan LLC, 2007-A (“2007-A”) as may be necessary to (i) ensure that the Capital Stock of any Domestic Securitization Note Subsidiary does not constitute Excluded Collateral and (ii) permit the Collateral Agent or Collateral Custodian, as applicable, exercise any remedies (including, without limitation, foreclosure) specified and by law (including, without limitation, the UCC) or specified in any security documents or other transaction documents related to such Material Pledged Subsidiary.
     (i) Covered Entities. Notwithstanding anything to the contrary herein, it is hereby acknowledged that with respect to Pledged Collateral consisting of Capital Stock of any “Covered Entity” (as defined in either clause (a) or clause (b) of the definition below), the exercise of certain of its remedies set forth in this Pledge Agreement related to such Capital Stock (1) may require prior compliance with, or may not be permitted by, the terms of the LLC Agreement of the respective Covered Entity as in effect on December 26, 2008 and therefore exercising any such remedy could be subject to compliance with those terms and (2) would cause a default or similar event pursuant to one or more agreements in effect as of December 24, 2008 that are material to such Covered Entity to the extent that a termination event arises from the change of control and is not waived by the administrative agent or is not modified in accordance with the obligations in Section 10(h). “Covered Entity” means (a) for purposes of clause (1) above, Funding III, QRS I, CapitalSource Commercial Loan LLC, 2006-1, CapitalSource Commercial Loan LLC, 2006-2, CapitalSource Commercial Loan LLC, 2007-1, CapitalSource Commercial Loan LLC, 2007-2, Funding VII, CapitalSource Funding VIII LLC, CapitalSource Real Estate Loan LLC, 2006-A, and 2007-A, and (b) for purpose of clause (2) above, Funding VII, 2007-A and CS Capital Advisors LLC.
     (j) Voting Rights. After the occurrence and during the continuance of an Event of Default, such Pledgor shall not vote, consent, waive or ratify any action taken, that would violate or be inconsistent with any of the terms and provisions of this Pledge Agreement, or any of the other Secured Credit Documents or that would materially impair the position or interest of the Collateral Agent in the Pledged Collateral or dilute the Pledged Collateral, for its benefit and the benefit of the other Secured Parties, under this Pledge Agreement.
     (k) Distributions. After the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, such Pledgor shall cease to have the right to receive any dividend or distribution or other benefit with respect to the Pledged Collateral and any such dividend, distribution or other benefit received by such Pledgor shall be received in trust for the benefit of the Collateral Agent pursuant to Section 17(d)(ii). Except as provided herein or in the other Secured Credit Documents, Pledgors shall be entitled to retain all distributions received by them from time to time with respect to the Pledged Collateral.
     (l) Joinder. Such Pledgor consents to the exercise of the rights and remedies of the Collateral Agent pursuant to the terms of this Pledge Agreement and after the occurrence and during the continuance of an Event of Default, to the admission of the Collateral Agent (and its assigns or designee) as a member, partner or stockholder of any Subsidiary of such Pledgor the Pledged Collateral of which has been pledged pursuant to this Pledge Agreement upon the Collateral Agent’s acquisition of any of the Pledged Collateral pursuant to the terms of this Pledge Agreement, with all of the rights and powers of a member, partner or stockholder, as the case may be.
     (m) Amendments. Except for restrictions existing on the date hereof and actions following the date hereof that, in each case, are not prohibited by Section 5.36 of the Credit Agreement or Section 4.08 of the Indenture, such Pledgor shall not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral.
     (n) Compliance with Securities Laws. Except as could not reasonably be expected to result in a Material Adverse Effect, such Pledgor shall file all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.
     (o) Collateral Custodian. Except as otherwise permitted by this Pledge Agreement, such Pledgor shall not cause, and shall use commercially reasonable efforts to cause the Collateral Custodian not to permit any Pledged Collateral that is or at any time becomes subject to a custodial arrangement with the Collateral Custodian to be held by any Person other than the Collateral Custodian or the Collateral Agent.
     (p) Schedules Update. Concurrently with the delivery to the Collateral Agent or the Note Trustee, as applicable, of any Compliance Certificate pursuant to the Credit Agreement or the Indenture, such Pledgor shall deliver to the Collateral Agent updated Schedules 2(a), 2(b) and 7(a), as applicable, reflecting any additional information since the prior date on which such Schedules were delivered to the Collateral Agent.
     (q) Joinder. The Initial Borrower and such Pledgor, as applicable, shall cause each Subsidiary which, from time to time, after the date hereof, shall be required pursuant to the provisions of the Credit Agreement or the Indenture, or for which the Initial Borrower shall determine advisable on a voluntary basis, to grant a first priority perfected security interest in any of its assets to the Collateral Agent, by promptly executing a joinder to this Pledge Agreement substantially in the form attached hereto as Exhibit 10(q) and any additional documents, instruments or agreements consistent with the requirements hereof as the Collateral Agent shall reasonably request. Upon execution and delivery of such joinder, such Subsidiary shall constitute a “Pledgor” for all purposes hereunder with the same force and effect as if originally named a Pledgor herein. The execution and delivery of such joinder agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.
     (r) Further Assurances. Such Pledgor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary, or that the Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby by such Pledgor or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral of such Pledgor; provided, however, that so long as no Event of Default shall have occurred and be continuing, the perfection obligations with respect to Residual Collateral of the Pledgors pursuant to this Pledge Agreement shall be limited to such actions as are necessary or desirable to perfect security interests by the filing of a financing statement in the jurisdiction of each Pledgor’s location (as defined in §9-307 of the UCC).
     11. Covenants of the Collateral Custodian.
     (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws.
     (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a material adverse effect.
     (c) Location of Required Asset Documents. The Required Asset Documents shall remain at all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof or unless the Collateral Agent agrees (if required hereunder) to allow certain Required Asset Documents to be released to the Servicer in connection with the servicing of such Required Asset Documents.

     (d) Required Asset Documents. The Collateral Custodian will not dispose of any documents constituting the Required Asset Documents in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement.
     (e) No Changes in Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee without the prior written approval of the Collateral Agent.
     12. Covenants of Servicer.
     (a) Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Pledged Collateral or any part thereof
     (b) Obligations and Compliance with Pledged Collateral. The Servicer will duly fulfill and comply with all its obligations under this Agreement in connection with each Pledged Collateral.
     (c) Change of Name or Location of Loan Files. The Servicer shall not (x) change its name, move the location of its principal place of business and chief executive office, change the offices where it keeps records concerning the Pledged Collateral from the location referred to in Section 26, or change the jurisdiction of its formation, or (y) move, or consent to the Collateral Custodian moving, the Required Asset Documents and Asset Files from the location thereof on the date hereof, unless the Servicer has given at least thirty (30) days’ written notice to the Collateral Agent and all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Collateral Agent as collateral agent for the Secured Parties in the Pledged Collateral have been taken.
     13. Power of Attorney for Perfection of Liens. Each Pledgor hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other Person whom the Collateral Agent may designate, as such Pledgor’s attorney-in-fact with full power and for the limited purpose to file any financing statements, or amendments and supplements to financing statements, continuation financing statements, notices or any similar documents which in the Collateral Agent’s discretion would be necessary or appropriate in order to perfect, maintain perfection of, preserve or protect the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Secured Obligations or any Senior Secured Notes remain outstanding or any Secured Credit Document is in effect, and until all of the Commitments under the Credit Agreement shall have been terminated. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Pledged Collateral of any Pledgor or any part thereof, or to any of the Secured Obligations, such Pledgor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if a Pledgor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of such Pledgor pursuant to the power of attorney granted hereinabove).
     14. Performance of Obligations; Advances by Collateral Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent may with the passage of any applicable cure period, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent may deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the ABR Default Rate under the Credit Agreement. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or the other Secured Credit Documents. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
     15. Events of Default. The occurrence of an event which under the Credit Agreement, the Indenture or the Senior Secured Notes would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).
     16. Remedies.
     (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein or in the other Secured Credit Documents, or by law, the rights and remedies of a secured party under the UCC or any other applicable law.
     (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 16(b) and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. Neither the Collateral Agent’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Pledged Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral of a Pledgor that threatens to decline speedily in value or that is of a type customarily sold on a recognized market; otherwise the Collateral Agent shall give the relevant Pledgor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice such Pledgor agrees is commercially reasonable. The Collateral Agent and the Secured Parties (other than the Initial Borrower) shall not be obligated to make any sale or other disposition of the Pledged Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party (other than the Initial Borrower) may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Pledgors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the Secured Parties (other than the Initial Borrower) may postpone or cause the postponement of the sale of all or any portion of the Pledged Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the Secured Parties (other than the Initial Borrower) may further postpone such sale by announcement made at such time and place.

     (c) Registration Rights. If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Collateral, each Pledgor agrees that, upon request of the Collateral Agent (which request may be made by the Collateral Agent in its sole discretion), such Pledgor will, at its own expense:
     (i) execute and deliver, and use its best efforts to cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to file a registration statement covering such Pledged Collateral under the provisions of the Securities Act of 1933 and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission applicable thereto;
     (ii) use its best efforts to qualify the Pledged Collateral under all applicable state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Collateral Agent;
     (iii) cause each issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 17(a) of the Securities Act of 1933;
     (iv) to use its best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and
     (v) bear all costs and expenses, including reasonable attorneys’ fees, of carrying out its obligations under this Section 16.
     Each Pledgor further agrees that a breach of any of the covenants contained in this Section 16(c) will cause irreparable injury to the Collateral Agent, that Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 16(c) shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 16(c) shall in any way alter the other rights of the Collateral Agent under this Pledge Agreement.
     In the event of any public sale described in this Section 16(c), each Pledgor (other than the SN Note Obligors with respect to the Note Obligations, but without limiting the obligation of any SN Note Obligor to provide the indemnity, pay and reimburse costs and expenses and hold harmless as required hereby with respect to the SN Intercompany Notes Obligations) agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties (other than the Initial Borrower) and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act of 1933 or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published by or at the direction of a Pledgor or filed by or at the direction of a Pledgor in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse Collateral Agent and such other Persons for any legal or other expenses reasonably incurred by the Collateral Agent and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including all fees, costs and expenses whatsoever reasonably incurred by the Collateral Agent and such other Persons and counsel for the Collateral Agent and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Pledgor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls the Collateral Agent or such persons within the meaning of the Securities Act of 1933.
     (d) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.
     (e) Actions With Respect to Pledged Collateral. Subject to Section 36, the Secured Parties agree that this Pledge Agreement may be enforced only by the action of the Collateral Agent, acting upon the instructions of the Required Creditors, and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Pledge Agreement or to realize upon the security to be granted hereby. Notwithstanding any provision of this Pledge Agreement to the contrary, to the extent any provision in this Pledge Agreement conflicts with the Intercreditor Agreement, then the Intercreditor Agreement shall prevail, other than with respect to the Collateral Custodian as set forth in Section 5 hereof.
     (f) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC (or any successor sections of the UCC) or otherwise complying with the notice requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

     (g) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Pledgors (other than the SN Note Obligors with respect to the Note Obligations) shall be jointly and severally liable for the deficiency, together with interest thereon at the ABR Default Rate under the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
     (h) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, Liens or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent’s rights or the Secured Obligations under this Pledge Agreement or under any other of the Secured Credit Documents.
     17. Rights of the Collateral Agent.
     (a) Power of Attorney. In addition to other powers of attorney contained herein and in the other Secured Credit Documents, each Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:
     (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Collateral Agent may reasonably determine in respect of such Pledged Collateral;
     (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;
     (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought with respect to the Pledged Collateral and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;
     (iv) to pay or discharge taxes or Liens levied or placed on or threatened against the Pledged Collateral;
     (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;
     (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;
     (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

     (viii) to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;
     (ix) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may determine;
     (x) to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, authorizing the transfer of any or all of the Pledged Collateral of such Pledgor into the name of the Collateral Agent or into the name of any transferee to whom the Pledged Collateral of such Pledgor or any part thereof may be sold pursuant to Section 16 hereof; and
     (xi) to do and perform all such other acts and things as the Collateral Agent may deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.
     This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations (other than unasserted contingent indemnity obligations that survive the termination of the Secured Credit Documents pursuant to the stated terms thereof) or any Senior Secured Notes remain outstanding or any Secured Credit Document is in effect, and until all of the Commitments under the Credit Agreement shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.
     (b) The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, which shall include the selection of an appropriate collateral custodian, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Collateral Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral if such Pledged Collateral is in the possession of the Collateral Custodian or with respect to Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.
     (c) Voting Rights in Respect of the Pledged Collateral.

     (i) So long as no Default or Event of Default shall have occurred and is continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, the Credit Agreement or the Indenture.
     (ii) Subject to subsection (d) of this Section 17 and any consent required by regulations of the Federal Deposit Insurance Corporation or the California Department of Financial Institutions in the case of any Capital Stock of a CapitalSource Bank Entity, upon the occurrence and during the continuance of a Default or Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection (c) shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the right to exercise such voting and other consensual rights.
     (d) Dividend and Distribution Rights in Respect of the Pledged Collateral.
     (i) So long as no Default or Event of Default has occurred and is continuing, each Pledgor may receive and retain any and all dividends (other than dividends payable in the form of Capital Stock and other dividends constituting Pledged Collateral which are required to be delivered to the Collateral Agent or Collateral Custodian, as applicable, pursuant to Section 4 above), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement and the Indenture.
     (ii) Upon the occurrence and during the continuance of a Default or Event of Default:
     (A) all rights of a Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection (d) shall cease and all such rights shall thereupon be vested in the Collateral Agent, which shall then have the right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and
     (B) all dividends, distributions and interest payments which are received by a Pledgor contrary to the provisions of clause (A) of this subsection (ii) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent, as Pledged Collateral and as further collateral security for the Secured Obligations.
     (e) Release of Pledged Collateral. The Collateral Agent may, in accordance with the Credit Agreement and the Indenture, release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, or Lien of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority Lien on all Pledged Collateral not expressly released or substituted; provided that Custodian Pledged Collateral shall be released from the Lien of this Pledge Agreement in accordance with Section 5 of this Pledge Agreement; provided further that all Pledged Collateral (including Custodian Pledged Collateral) shall be released from the Lien of this Pledge Agreement in accordance with Section 8.11 of the Credit Agreement and Sections 10.03 and 10.10 of the Indenture or as otherwise permitted under the Indenture. In connection with any such release, the Collateral Agent agrees to promptly deliver, at the Pledgors’ cost and expense, any portion of the Pledged Collateral in the possession of the Collateral Agent or its agent to the Servicer or the related Pledgor.
     (f) THE COLLATERAL AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY SECURED CREDIT DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.
     (g) Resignation and Other Matters. Notwithstanding anything to the contrary in this Agreement, the Collateral Agent may resign at any time as Collateral Agent under this Pledge Agreement (and shall be discharged from its duties and obligations hereunder) as provided in Section 4.06 of the Intercreditor Agreement. Sections 4.03, 4.04 and 4.05 of the Intercreditor Agreement shall be applicable to this Pledge Agreement as set forth herein mutatis mutandis.
     18. The Collateral Agent’s Duties of Reasonable Care. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Pledgor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent (i) to advertise dispositions of Pledged Collateral of such Pledgor through publications or media of general circulation; (ii) to contact other persons, whether or not in the same business as such Pledgor, for expressions of interest in acquiring all or any portion of the Pledged Collateral of such Pledgor; (iii) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral of such Pledgor; (iv) to disclaim disposition warranties; or (v) to the extent deemed appropriate by the Collateral Agent, to obtain the services of brokers, consultants and other professionals to assist the Collateral Agent in the disposition of any of the Pledged Collateral of such Pledgor. Each Pledgor acknowledges that the purpose of this Section 18 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would not be commercially unreasonable in the Collateral Agent’s exercise of remedies against the Pledged Collateral of such Pledgor and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 18. Without limiting the foregoing, nothing contained in this Section 18 shall be construed to grant any rights to any Pledgor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Pledge Agreement or by applicable law in the absence of this Section 18. Such Pledgor waives any restriction or obligation imposed on the Collateral Agent under Sections 9-207(c)(1) and 9-207(c)(2) of the UCC.
     19. Marshalling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to this Pledge Agreement and the Pledged Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Pledgor hereby agrees that it shall not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Pledge Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Pledgor hereby irrevocably waives the benefits of all such laws.
     20. Application of Proceeds.

     (a) All moneys or other proceeds collected by the Collateral Agent upon any sale or other disposition of or realization upon the Pledged Collateral after an Event of Default pursuant to the terms of this Pledge Agreement, together with all other moneys or other proceeds received by the Collateral Agent hereunder, shall be applied to the payment of the Secured Obligations secured by such Pledged Collateral, moneys or proceeds as follows:
     (i) first, to the payment of all Secured Obligations owing to the Collateral Agent or the Collateral Custodian, as the case may be, of the type described in clauses (e), (f) and (g) of Section 3 of this Pledge Agreement;
     (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), in accordance with Section 2.01 of the Intercreditor Agreement; and
     (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii), and following termination of this Pledge Agreement pursuant to Section 22(a) hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.
     (b) All payments required to be made hereunder shall be made (x) if to the Credit Agreement Secured Parties, to the Administrative Agent for the account of the Credit Agreement Secured Parties and (y) if to the Notes Secured Parties (including as a result of any payments made in respect of the SN Intercompany Notes Obligations), to the Note Trustee for the account of the Notes Secured Parties.
     (c) For purposes of applying payments received in accordance with this Section 20, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent, as Authorized Representative under the Credit Agreement, and (ii) the Note Trustee, as Authorized Representative under the Indenture, for a determination (which the Administrative Agent, the Note Trustee and the Secured Parties agree to provide upon request of the Collateral Agent), of the outstanding Secured Obligations owed to the respective Secured Parties.
     (d) Each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such proceeds in the Collateral Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.
     21. Certain Costs.
     (a) In addition to the provisions of Section 9.5 of the Credit Agreement and Section 7.07 of the Indenture if at any time hereafter, whether upon the occurrence of an Event of Default or not, the Collateral Agent (i) employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, then the Pledgors agree to promptly pay any and all reasonable costs and expenses of the Collateral Agent or (ii) employs counsel or any other Person to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgors (other than the SN Note Obligors with respect to the Note Obligations, but without limiting the obligation of any SN Note Obligor to pay any amounts, costs and expenses required hereby with respect to the SN Intercompany Notes Obligations) agree to promptly pay upon demand any and all such costs and expenses of the Collateral Agent or the Secured Parties, all of which such costs and expenses set forth in clauses (i) and (ii) shall constitute Secured Obligations hereunder.

     (b) The Pledgors (other than the SN Note Obligors with respect to the Note Obligations, but without limiting the obligation of any SN Note Obligor to pay any amounts, costs and expenses required hereby with respect to the SN Intercompany Notes Obligations) shall pay on demand to the Collateral Agent, the Collateral Custodian and each of the Secured Parties all costs and expenses incurred by the Collateral Agent, the Collateral Custodian or any such Secured Party, including, but not limited to, reasonable attorneys’ fees and court costs, in obtaining or liquidating the Pledged Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent, the Collateral Custodian or the Secured Parties or the Pledgors concerning any matter arising out of or connected with this Pledge Agreement, any Pledged Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code.
     (c) For the avoidance of doubt, all of the costs and expenses owed or payable under this Section 21 shall constitute Secured Obligations hereunder.
     22. Continuing Agreement.
     (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations (other than unasserted contingent indemnity obligations that survive termination of the Secured Credit Documents pursuant to the stated terms thereof) or any Senior Secured Notes remain outstanding or any Secured Credit Document is in effect, and until all of the Commitments under the Credit Agreement shall have been terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Collateral Agent and the Secured Parties (and the Collateral Custodian, in accordance with Section 5) shall, upon the request and at the expense of the Pledgors, forthwith release all of the Liens and security interests granted hereunder and shall deliver all documents evidencing the Pledged Collateral, all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.
     (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
     23. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated unless in writing duly signed by each of the Pledgors directly affected thereby and the Collateral Agent (acting at the direction of the Authorized Representative for the Required Creditors (as defined in the Intercreditor Agreement but without the proviso in Clause (i) of the definition thereof)); provided, that (i) Sections 5, 8 and 11 shall not be amended without the written consent of the Collateral Custodian and (ii) Sections 5, 9 and 12 shall not be amended without the written consent of the Servicer(s); provided, further, that any amendment, waiver, modification, change, discharge or termination (w) affecting the rights or benefits of the Secured Parties of a single Series of Secured Obligations (and not all Secured Parties in a like or similar manner) shall require the written consent of the Requisite Holders or the Authorized Representative (acting at the direction of the applicable Requisite Holder or otherwise pursuant to its authority under the Credit

Agreement or the Indenture) of such affected Series of Secured Obligations, (x) adversely affecting the rights or benefits of a single Secured Party (and not all Secured Parties of the same Series in a like or similar manner) shall require the written consent of the Secured Party so affected, (y) that is material and adverse to the interests of any Series of Secured Obligations shall require the written consent of the Requisite Holders or an Authorized Representative (acting at the direction of the applicable Requisite Holder or otherwise pursuant to its authority under the Credit Agreement or the Indenture) of such affected Series of Secured Obligations and (z) releasing all or substantially all, or any substantial portion of, the Pledged Collateral shall require the prior written consent of all of the Lenders and all of the Holders (except as expressly permitted under the Credit Agreement and the Indenture).
     24. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Collateral Agent and the Requisite Holders or the Authorized Representative (acting at the direction of the applicable Requisite Holders or otherwise pursuant to its authority under the Credit Agreement or the Indenture). Without limitation of the foregoing, the Initial Borrower’s rights under the SN Intercompany Notes arising under this Pledge Agreement shall be collaterally assigned to the Note Trustee for the benefit of the Holders pursuant to the Pledge and Assignment. To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each Secured Party (other than the Initial Borrower), each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent or such Secured Party or their respective officers, employees and agents, in each case as finally determined by a court of competent jurisdiction.
     25. Intentionally Omitted.
     26. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 5.01 of the Intercreditor Agreement and with respect to notices to be given to the Pledgors, Section 9.2 of the Credit Agreement; provided that any notices to the Servicer(s) and the Collateral Custodian shall be addressed as set forth below:
Servicer:
CapitalSource Finance LLC
4445 Willard Avenue
Chevy Chase, MD 20815
Attn: Chief Financial Officer
Fax: 301-272-3414

Collateral Custodian:
Wells Fargo Bank, National Association
ABS Custody Vault
1055 10th Avenue SE
MAC N9401-011
Minneapolis, MN 55414
Attn: Corporate Trust Services — Asset-Backed Securities Vault
Tel: 612-667-8058
Fax: 612-667-1080
     27. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.
     28. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.
     29. Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     30. Waiver of Jury Trial. THE PLEDGORS, THE COLLATERAL AGENT, THE COLLATERAL CUSTODIAN AND THE SERVICER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. The Pledgors, the Collateral Agent, the Collateral Custodian and the Servicer agree not to assert any claim against any other party to this Pledge Agreement or any of their respective directors, officers, employees, attorneys, Affiliates or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein.
     31. Consent to Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Pledge Agreement shall be brought in the courts of the State of New York in New York County or of the United States for the Southern District of New York, and, by execution and delivery of this Pledge Agreement, each of the Pledgors, the Collateral Agent, the Collateral Custodian and the Servicer accepts, for itself and in connection with its Properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Pledge Agreement from which no appeal has been taken or is available. Each of the Pledgors, the Collateral Agent, the Collateral Custodian and the Servicer irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid and return receipt requested, to it at its address set forth in Section 5.01 of the Intercreditor Agreement, with respect to notices to the Servicer or the Collateral Custodian, at its address set forth in Section 26 of this Pledge Agreement, and with respect to notices to any Pledgor, at its address set forth in Section 9.2 of the Credit Agreement, or at such other address of which the Collateral Agent shall have been notified pursuant thereto, such service being hereby acknowledged by such Pledgor to be effective and binding service in every respect. Each of the Pledgors, the Collateral Agent, the Collateral Custodian and the Servicer irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Secured Party to bring proceedings against any Pledgor in the court of any other jurisdiction.
     32. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
     33. Entirety. This Pledge Agreement and the other Secured Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements (including the Original Pledge Agreement) and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement, the other Secured Credit Documents, or the transactions contemplated herein and therein.
     34. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement and the other Secured Credit Documents and the issuance of the Senior Secured Notes.
     35. Joint and Several Obligations of Pledgors.
     (a) Each of the Pledgors (other than the SN Note Obligors with respect to the Note Obligations) is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement and the Senior Secured Notes, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors (other than the SN Note Obligors with respect to the Note Obligations) to accept joint and several liability for the obligations of each of them.
     (b) Each of the Pledgors (other than the SN Note Obligors with respect to the Note Obligations) jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors (other than the SN Note Obligors with respect to the Note Obligations) with respect to the payment and performance of all of the Secured Obligations (other than the SN Note Obligators with respect to the Note Obligations) arising under this Pledge Agreement and the other Secured Credit Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors (other than the SN Note Obligors with respect to the Note Obligations) without preferences or distinction among them.
     (c) Notwithstanding any provision to the contrary contained herein or in any other of the Secured Credit Documents, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the U.S. Bankruptcy Code).

     36. Rights of Required Creditors. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Creditors.
     37. Servicing of REO Assets.
     (a) If, in the reasonable business judgment of the Servicer, it becomes necessary to convert any Loan that is secured by a Mortgage or real property and included in the Pledged Collateral into an REO Asset, the Servicer shall first cause the Pledgor that owns the Loan to transfer and assign such Loan (or the portion thereof owned by such entity) to a special purpose vehicle (the “ REO Asset Owner”) using a contribution agreement substantially in the form of Exhibit 37(a). All Capital Stock of the REO Asset Owner acquired by the applicable Pledgor shall immediately become a part of the Pledged Collateral and be subject to the grant of a security interest under Section 2(a). The REO Asset Owner shall be formed and operated pursuant to a limited liability company operating agreement substantially in the form as Exhibit 37(b), with any alterations thereto as reasonably agreed to by the Servicer and the Collateral Agent. After execution thereof, the Servicer shall prevent the REO Asset Owner from agreeing to any amendment or other modification of the REO Asset Owner’s limited liability company operating agreement without first obtaining the written consent of the Collateral Agent. The Servicer shall cause each REO Asset to be serviced (i) in accordance with Applicable Laws, (ii) with reasonable care and diligence, (iii) in accordance with the applicable REO Asset Owner’s limited liability company operating agreement, (iv) in accordance with the Credit and Collection Policy and (v) with a view toward maximizing recoveries on such REO Asset (collectively, the “ REO Servicing Standard”). Any “Distributable Cash” (as defined in the respective REO Asset Owner’s limited liability company operating agreement) and any other recoveries with respect to the applicable REO Asset or REO Asset Owner that are attributable to any Pledgor shall be promptly distributed to such Pledgor in accordance with the REO Asset Owner’s limited liability company operating agreement and shall immediately become a part of the Pledged Collateral. At all times prior to the “Threshold Date” (as defined in the applicable REO Asset Owner limited liability company operating agreement), the Servicer shall not permit the REO Asset Owner to undertake any of the activities set forth in Section 9.4(c) (or comparable section) of such REO Asset Owner’s limited liability company operating agreement.
     (b) In the event that title to any Related Property is acquired on behalf of the REO Asset Owner for the benefit of its members in foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of a REO Asset Owner. The Servicer shall cause the REO Asset Owner to manage, conserve, protect and operate each REO Asset for its members solely for the purpose of its prompt disposition and sale.
     (c) Notwithstanding any provision to the contrary contained in this Pledge Agreement, the Servicer shall not (and shall not permit the REO Asset Owner to) obtain title to any Related Property as a result of or in lieu of foreclosure or otherwise, obtain title to any direct or indirect partnership interest in any Obligor under the Loans pledged pursuant to a pledge agreement and thereby be the beneficial owner of Related Property, have a receiver of rents appointed with respect to, and shall not otherwise acquire possession of, or take any other action with respect to, any Related Property if, as a result of any such action, the REO Asset Owner would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of, such Related Property within the meaning of CERCLA or any comparable state or local environmental law, unless the Servicer has previously determined in accordance with the REO Servicing Standard, based on an updated Phase I environmental assessment report generally prepared in accordance with the ASTM Phase I Environmental Site Assessment Standard E 1527-05, as may be amended or, with respect to residential property, a property inspection and title report, that:
     (i) such Related Property is in compliance in all material respects with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Pledgors and the REO Asset Owner to take such actions as are necessary to bring such Related Property in compliance therewith, and
     (ii) there are no circumstances present at such Related Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation would reasonably be expected to be required by the owner, occupier or operator of the Related Property under applicable federal, state or local law or regulation, or that, if any such hazardous materials are present for which such action would reasonably be expected to be required, after consultation with an environmental consultant, it would be in the best economic interest of the Pledgors and the REO Asset Owner to take such actions with respect to the affected Related Property.
In the event that the Phase I or other environmental assessment first obtained by the Servicer with respect to Related Property indicates that such Related Property may not be in compliance with applicable environmental laws or that hazardous materials may be present but does not definitively establish such fact, the Servicer shall cause such further environmental assessment activities to be conducted by an independent third-party who regularly conducts such assessments as the Servicer shall deem prudent to protect the interests of the Pledgors and the REO Asset Owner. Any such assessments shall be deemed part of the environmental assessment obtained by the Servicer for purposes of this Section 37(c).
     38. Refinancings. Notwithstanding anything in this Pledge Agreement to the contrary, the Secured Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent of any Pledgor, all without affecting the Liens provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed (1) a Joinder Agreement to the Intercreditor Agreement on behalf of the holders of such Refinancing indebtedness and a joinder to this Pledge Agreement (to the extent such indebtedness is intended to be secured hereunder), and (2) in the case of a successor Collateral Agent appointed in accordance with Section 4.06 of the Intercreditor Agreement, a supplement to this Pledge Agreement agreeing to and acknowledging the terms set forth herein. Following any such Refinancing and execution of such joinder agreements or supplements, each lender, note holder, administrative agent, collateral agent, trustee, custodian, issuing bank or other similar creditor or agent party to the Series (or portion thereof) Refinanced shall be automatically deemed to be a Secured Party for all purposes hereof.
     39. Indemnification and Expenses.
     (a) The Collateral Agent shall not in any way be responsible for the performance or discharge of, and the Collateral Agent does not hereby undertake to perform or discharge, any obligation, duty, responsibility, or liability of any Pledgor in connection with the Pledged Collateral or otherwise. The Pledgors (other than the SN Note Obligors with respect to the Note Obligations, but without limiting the obligation of any SN Note Obligor to provide the indemnity, pay and reimburse costs and expenses and hold harmless as required hereby with respect to the SN Intercompany Notes Obligations), jointly and severally, agree (i) to indemnify the Collateral Agent and any Secured Party (other than the Initial Borrower) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Collateral Agent or such Secured Party in any way relating to or arising out of the Pledge Agreement, any other Secured Credit Document, the Intercreditor Agreement, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing, (ii) to pay or reimburse the Collateral Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of, and any amendment, supplement or modification to, this Pledge Agreement, any other

Secured Credit Documents, the Intercreditor Agreement and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Collateral Agent, (iii) to pay or reimburse the Collateral Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Pledge Agreement or any other Secured Credit Document or the Intercreditor Agreement, including, without limitation, the fees and disbursements of counsel to the Collateral Agent (including reasonable allocated costs of in-house legal counsel of Collateral Agent), (iv) on demand, to pay, indemnify, and hold the Collateral Agent harmless from, any and all recording and filing fees payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Pledge Agreement, any other Secured Credit Documents, the Intercreditor Agreement, or any document related thereto, and (v) to pay, indemnify, and hold the Collateral Agent and its affiliates, employees, officers and directors harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever to the extent arising from third party claims with respect to the execution, delivery, enforcement, performance and administration of this Pledge Agreement, any other Secured Credit Document, the Intercreditor Agreement, or any other documents related thereto; provided, however, that no Pledgor shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the Collateral Agent or such Secured Party, as determined by a court of competent jurisdiction pursuant to a final, non-appealable order. The agreements in this Section 39(a) shall survive the termination of this Pledge Agreement, the other Secured Credit Documents, the Intercreditor Agreement and payment in full of the Credit Agreement Obligations, the Note Obligations, the Senior Secured Notes, and all other amounts payable hereunder or under any of the other Secured Credit Documents and the Intercreditor Agreement.
     (b) Each Lender and each Directing Holder agrees to indemnify the Collateral Agent, in its capacity as such, and its Affiliates (to the extent not reimbursed by the Pledgors and without limiting the obligation of the Pledgors to do so), ratably according to the outstanding amount of the Secured Obligations owing to the Lenders and the Directing Holders on the date on which indemnification is sought under this Section 39(b), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation following the Discharge of the Secured Obligations or the termination of this Pledge Agreement) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Pledge Agreement, any other First Lien Security Documents or the Pledge and Assignment or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Lender or Directing Holder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the Collateral Agent, as determined by a court of competent jurisdiction in a final, non-appealable order. The agreements in this Section 39(b) shall survive the termination of this Pledge Agreement and the repayment of the Secured Obligations.
     (c) A Holder may constitute a portion of the Required Creditors for purposes of pursuing a remedy (or directing the Collateral Agent) with respect to this Pledge Agreement or any other First Lien Security Document (whether such Holder pursues such remedy (or gives such direction) directly, to the extent permitted, or indirectly by instructing the Trustee) only if such Holder first offers to the Collateral Agent and, if requested by the Collateral Agent, agrees to be a “Directing Holder” for the purposes of Section 39(b) and the other provisions of this Pledge Agreement. A Holder so agreeing shall be a “Directing Holder” for purposes of Section 39(b).

     (d) The Collateral Agent may refuse to follow any direction that conflicts with law or this Pledge Agreement that the Collateral Agent determines may be prejudicial to the rights of other Secured Parties or that may involve the Collateral Agent in personal liability.
     40. Appointment and Authority. The Initial Borrower hereby irrevocably appoints Wachovia Bank, National Association, to act on its behalf as the Collateral Agent hereunder and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof, including for purposes of acquiring, holding and enforcing any and all Liens on the Specified Collateral granted by any SN Note Obligor to secure any of the SN Intercompany Notes Obligations, together with such powers and discretion as are reasonably incidental thereto, provided, however, that in no event shall the Collateral Agent be required to take any such action (except to the extent set forth in the Intercreditor Agreement or for purposes of acquiring and holding any and all Liens on the Specified Collateral granted by any SN Note Obligor to secure any of the SN Intercompany Notes Obligations), and any such action taken by the Collateral Agent shall be subject to the Intercreditor Agreement (including, without limitation, Sections 5.12 and 5.13 thereof).
[Remainder of Page Intentionally Left Blank]

COMPOSITE VERSION:
reflects all amendments through November 5, 2009
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS	CAPITALSOURCE INC., a Delaware corporation

	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Senior Vice President and Treasurer

CAPITALSOURCE FINANCE LLC, a Delaware limited liability company

	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Senior Vice President and Treasurer

CAPITALSOURCE TRS LLC, a Delaware limited liability company

	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Senior Vice President and Treasurer

CSE MORTGAGE LLC, a Delaware limited liability company

	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Senior Vice President and Treasurer

CAPITALSOURCE SF TRS LLC a Delaware limited liability company

	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Senior Vice President and Treasurer

CAPITALSOURCE CF LLC a Delaware limited liability company

By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

CAPITALSOURCE FINANCE II LLC a Delaware limited liability company

By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

CAPITALSOURCE INTERNATIONAL INC. a Delaware corporation

By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

CSE CHR HOLDINGS LLC a Delaware limited liability company

By:	/S/ JEFFREY A. LIPSON

	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

CSE CHR HOLDCO LLC a Delaware limited liability company

By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

CS FUNDING IX DEPOSITOR LLC a Delaware limited liability company

By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

     Accepted and agreed to as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/S/ RAJ SHAH
	Name:	Raj Shah
	Title:	Managing Director